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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2003

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-692 (Commission File Number)	46-0172280 (IRS Employer Identification No.)

125 South Dakota Avenue Sioux Falls, South Dakota (Address of principal executive offices)	57104 (Zip Code)

(605) 978-2908
(Registrant's telephone number, including area code)

Item 5.    Other Events

        On August 7, 2003, NorthWestern Corporation (the "Company") issued a press release announcing that Institutional Shareholder Services has recommended that common shareholders vote their proxy for Proposal 1: "Amendment and Restatement of the Restated Certificate of Incorporation," as described in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on July 17, 2003.

        The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release of NorthWestern Corporation dated August 7, 2003

*
filed herewith

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ ERIC R. JACOBSEN Eric R. Jacobsen Senior Vice President, General Counsel and Chief Legal Officer

Date: August 7, 2003

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release of NorthWestern Corporation dated August 7, 2003

*
filed herewith

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits